April 25, 2012 HK to Acquire GEOI Exhibit 99.2

NYSE: HK
Forward-Looking Statements

This presentation contains forward-looking information regarding Halcón Resources and GeoResources that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995.  Forward-
looking statements are based on Halcón Resources’ and GeoResources’ current expectations beliefs, plans, objectives, assumptions and strategies.  Forward-looking statements often, but not always, can be identified by using words such as "expects", "anticipates",
"plans", "estimates", "potential", "possible", "probable", or "intends", or where Halcón Resources or GeoResources states that certain actions, events or results "may", "will", "should", or "could" be taken, occur or be achieved. Forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: anticipated timing for closing the proposed merger, the possibility that the companies may be unable to obtain stockholder or other approvals required for the acquisition or will not be able to satisfy the other conditions to closing; that problems will arise in the integration of the businesses of the two companies; that the acquisition may involve unexpected costs; operational risks in exploring for, developing and producing crude oil and natural gas; uncertainties involving geology of oil and natural gas deposits; the timing of and potential proceeds from planned divestitures; uncertainty of reserve estimates; uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters; uncertainties as to the availability and cost of financing;
fluctuations in oil and natural gas prices; risks associated with derivative positions; inability to timely integrate and realize expected value from acquisitions, inability of our management team to execute plans to meet our goals; shortages of drilling equipment, oil field personnel and services; unavailability of gathering systems, pipelines and processing facilities; and the possibility that laws, regulations or government policies may change or governmental approvals may be delayed or withheld. Additional information on these and other factors which could affect operations or financial results are included in Halcón Resources’ and GeoResources’
reports  on file with the SEC. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on assumptions, estimates and opinions of management at the time the statements are made. We do not assume any obligation to update forward-looking statements should circumstances or such estimates or opinions change.

NYSE: HK
Additional Information

PROPOSED TRANSACTION. Investors and security holders may obtain these documents free of charge at the SEC’s website at
www.sec.gov.
In addition, the
documents filed with the SEC by Halcón Resources can be obtained free of charge from Halcón Resources’ website at
www.halconresources.com.
The
documents filed by GeoResources can be obtained free of charge from GeoResources’ website at
www.georesourcesinc.com.
Halcón Resources and GeoResources intend to file materials relating to the transaction with the SEC, including a registration statement of Halcón Resources, which will include a prospectus of Halcón Resources and a joint proxy statement of Halcón Resources and GeoResources.  The definitive joint proxy statement/prospectus will be mailed to stockholders of Halcón Resources and GeoResources.  INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY
READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY
WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HALCÓN RESOURCES, GEORESOURCES AND THE
Halcón Resources, GeoResources and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Halcón Resources and GeoResources in respect of the proposed transaction.  Information regarding Halcón Resources' directors and executive officers is available in its annual report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 5, 2012, and its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 12, 2012, and information regarding GeoResources' directors and executive officers is available in its proxy statement for its 2011 annual meeting of stockholders, which was filed with the SEC on April 29, 2011. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
We use the terms “resource potential” and “EURs” per well in this presentation to describe estimates of potentially recoverable hydrocarbons that the SEC rules prohibit from being included in filings with the SEC.  These are based on the Company’s internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. These quantities do not constitute “reserves”
within the meaning of the Society of Petroleum Engineer’s Petroleum Resource Management System or SEC rules.  “EUR,” or Estimated Ultimate Recovery, refers to our management’s internal estimates based on per well hydrocarbon quantities that may be potentially recovered from a hypothetical future well completed as a producer in the area.  Management estimated these EURs based on publicly available information relating to the operations of producers who are conducting operating in these areas.
Factors affecting ultimate recovery include our ability to acquire the acreage we are targeting and the scope of our ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors; and actual drilling results, including geological and mechanical factors affecting recovery rates.  Estimates of resource potential, per well EUR may change significantly as the Company pursues acquisitions. In addition, our production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

NYSE: HK
Announcing the Acquisition of GEOI by HK
Consideration ($37.97 per GEOI share   ):
$20.00 in cash
1.932 HK shares
Total transaction value ~$1.0 Billion
GEOI stockholders to own ~18% of HK at closing
Expected to close in 3Q12, subject to customary approvals

(1) Based on the closing price of Halcón Resources’ common stock on April 24, 2012.
(1)
(1)

NYSE: HK

Liquids-Rich Asset Base and Significant Drilling Inventory
Utica/Point Pleasant
Wilcox
Woodbine
Mississippian Lime
Bakken
Austin Chalk
Eagle Ford
3 Exploratory Liquids-Rich Plays Not Shown
Note: Estimated proved reserves and PV10 at 12.31.11 using SEC pricing including GeoResources’ management estimates of 12.31.11 proved reserves associated with Brookeland field acquisition using SEC pricing.
PF Total Proved Reserves: 52.8 MMBoe
PF % Developed: 68%
PF % Oil/NGLs: 69%
PF 4Q11 Avg. Net Daily Production: 11,070 Boe
PF Total Proved PV10: $1,044.9 MM

NYSE: HK

Numerous “oily” resource style high growth assets
Multi-decade drilling inventory
Improves commercial opportunity set
Immediately accretive to discretionary cash flow, production and reserves on a per share basis
More than doubles HK proved reserves and production
Pro forma 52.8 MMBoe of estimated proved reserves
Pro forma 11.1 MBoe/d of 4Q11 production
More than doubles HK estimated 2012 cash flow
Strong balance sheet
Increases public float
Increases debt capacity
Scale
Capital
Access
Resource
Intensity
Accretive
To
Shareholders
Creating a Resource Powerhouse

Avg. Net Daily Production
Boe/d
12,000
10,000
8,000
6,000
4,000
2,000
0
HK
GEOI
HK PF
2011
4Q11

Proved Reserves
MMBoe
60,000
50,000
40,000
30,000
20,000
10,000
0
HK
GEOI
HK PF
Oil
NGLs
Gas

HALCÓN RESOURCES

NYSE: HK
Substantial Increase in Production and Reserves
+151%
+171%
+151%
(1) (1)
(2)
69%
Liquids
(1) Includes GeoResources’ Brookeland field acquisition.
(2) Proved reserves at 12.31.11 using SEC pricing including GeoResources’ management estimates of 12.31.11 proved reserves associated with Brookeland field acquisition using SEC pricing; proved reserve figures exclude approximately 1.2 MMBoe (96% gas) of proved reserves and $11 MM of PV10 associated with GP interest in partnerships with GE.

NYSE: HK
48% gas (6:1)
Allows for added focus on growth areas
Expect some sales in 2012
Source of additional liquidity

Pro Forma Non-Core Divestiture Candidates
(1) Estimated proved reserves and PV10 at 12.31.11 using SEC pricing.
2011 Average Net
Daily Production
Proved Reserves
(1)
Boe/d
Full Year 4Q11
Oil
MBbls
Gas
MMcf
NGL
MBbls
Equiv.
Mboe
%
Oil/NGLs % PD
% Total PF
Reserves
PV10
(1)
($MM)
% Total PF
PV10
Permian 322 322 1,205 2,087 44 1,597 78% 72% 3% $46.3 4%
South Texas 865 732 317 21,246 1,280 5,139 31% 42% 10% $48.3 5%
South Louisiana 1,146 1,235 3,725 14,499 0 6,141 61% 70% 12% $142.0 14%
Other 1,364 1,371 3,581 19,765 365 7,240 55% 92% 14% $131.4 13%
Total 3,697 3,660 8,828 57,597 1,690 20,117 52% 71% 38% $367.9 35%

NYSE: HK

Increased Capitalization
(1) As of 12.31.11 the borrowing base under the revolving credit facility was $150 MM; adjusted to $225 MM after the 2.8.12 recap and adjusted to estimated $475 MM post GeoResources acquisition; assumes all outstanding GeoResources borrowings paid off.
(2) GeoResources balance sheet pro forma for Brookeland field ($40.4 MM) and Bakken ($12.7 MM) acquisitions funded on revolver.
(3) Reflects $275 MM five-year convertible Note issued 2.8.12 to HALRES LLC (formerly Halcón Resources LLC); Note is reflected at fair value.
(4) Includes 73.3 MM common shares, 4,444 preferred shares automatically converted into 44.4 MM common shares, issuance costs and change in control payments.
(5) Reflects equity consideration (51.4 million shares) for GeoResources acquisition at Halcón’s closing price of $9.30/share on
4.24.12.
HK
Recap GEOI Merger HK + GEOI
($000s) 12.31.11 Adjustments 12.31.11 Adjustments PF 12.31.11
Debt
Revolving Credit Facility
(1)(2)
127,000 (127,000) 53,100 (53,100) -
Term Loan 75,000 (75,000) - - -
8.00% Sr. Conv. Note due 2017
(3)
- 248,961 - - 248,961
Total Debt $202,000 $53,100 $248,961
Shareholders’ Equity
(4)
5,948 669,736 368,311 - 1,043,995
New Equity
(5)
- - - 478,219 478,219
Total Capitalization $207,948 $421,411 $1,771,175

$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Thousands
12.31.11
12.31.2011 PF
Cash
Undrawn Revolver

NYSE: HK

Solid Liquidity to Fund Growth
(1) Includes cash consideration for acquisition, payoff of outstanding balance on GeoResources credit facility, change in control payments and estimated transaction fees/expenses.
(2) Reflects new revolving credit facility with estimated $475 MM borrowing base post GeoResources acquisition.
HK
Recap GEOI Merger HK + GEOI
($000s) 12.31.11 Adjustments 12.31.11 Adjustments PF 12.31.11
Cash and Cash Equivalents 49 710,342 39,144 (611,391)
(1)
138,144
Revolving Credit Facility 150,000 75,000 180,000 70,000 475,000
(2)
Borrowings (127,000) 127,000 (53,100) 53,100 -
Total Liquidity $23,049 $166,044 $613,144

CANADA
MT
ND
DIVIDE
BURKE
RENVILLE
Williams County Project
Mountrail County Project
Nesson Anticline
WILLIAMS
ROOSEVELT
MOUNTRAIL
Parshall
Sanish
Elm Coulee
RICHLAND
McKENZIE
McKenzie Line Project
Eastern Montana Project
DUNN
MERCER
DAWSON
BILLINGS
STARK
WIBAUX
GOLDEN VALLEY

HALCÓN RESOURCES

NYSE: HK

Bakken Project Area Overview
55,000 net acres (37,000 operated)
50+ MMBoe of unbooked resource potential
NW Williams County (operated)
2 rigs running
20-24 gross wells planned for 2012
(~30% - ~35% W.I.)
Eastern Montana (operated)
Rig to begin drilling in May
3-5 gross wells planned for 2012 (~45% W.I.)
2-3 conventional prospects to be drilled in
2012
Non-operated programs
3-4 rigs running in Mountrail County area
with very strong economics (~8% W.I.)
1 rig running in McKenzie Line area
(~11% W.I.)
Diversified Footprint Across Bakken Trend
(1)
(1)  Estimate is based on 320 acre spacing and excludes developed acreage on which proved reserves are already booked.
Excludes Three Forks potential.  See Additional Information on page 3.

70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
Annualized IRR
33.5%
25.3%
18.3%
11.4%
24.2%
18.1%
12.3%
6.8%
$70.00
$80.00
$90.00
$100.00
WTI Oil Price ($/Bbl)
$7.0 MM Well Cost
$8.0 MM Well Cost

NYSE: HK

Bakken Operated Project Area Economics and Upside
Potential for increased drilling
density (i.e. 4-6 wells per 1280 acre
unit)
Three Forks formation potential
Improved frac efficiency expected
Multiple initiatives underway to
lower D&C, operating costs and
improve recoveries
Pad development, walking rigs
Company owned SWD wells
Infrastructure being developed
Base Case Returns (300 Mboe)
(1)(2)
(1)
Dry gas price held constant at $4.50/Mcf.
(2)
EUR refers to GeoResources’ management internal estimates of reserves potentially recoverable from successful drilling of wells and may change as more data becomes available as well as our actual results of drilling and production. See Additional
Information on page 3.

BASTROP
FAYETTE
GONZALES
LAVACA
-10000
-7000
-8000
-11000
-12000
Peebles Unit
Black Jack Springs Unit
Armin A Unit
Ring A Unit
Flatonia East Unit
Newtonville Unit
LIMITED WELL CONTROL
OIL
WET GAS
DRY GAS
I-10
304
90
97
95
183

NYSE: HK

Eagle Ford Project Overview
24,000 net acres (operated)
50+ MMBoe of unbooked resource potential
2 rigs running (3   to be added in 2H12)
20-24 gross operated wells planned for 2012
(~45% W.I.)
Geology similar to area being developed by
offset operators to the south
Eagle Ford Acreage Position
EOG
PVA
MHR
(1)  Estimate is based on 150 acre spacing and excludes developed acreage on which proved reserves are already booked.  See Additional
Information on page 3.
(1)
rd

100.0%
87.5%
75.0%
62.5%
50.0%
37.5%
25.0%
12.5%
0.0%
Annualized IRR
33.0%
25.2%
18.6%
12.5%
24.7%
18.9%
13.6%
8.4%
$70.00
$80.00
$90.00
$100.00
WTI Oil Price ($/Bbl)
$8.0 MM Well Cost
$9.0 MM Well Cost

NYSE: HK

Eagle Ford Project Economics and Upside
Continued  refinement of optimal
completion methodology
Potential for increased drilling density
(i.e. 80 or 120 acre spacing)
Austin Chalk potential
(unconventional/conventional)
Potential to lower costs and improve
recoveries
Base Case Returns (325 Mboe)
(1)(2)
(1)
Dry gas price held constant at $4.50/Mcf.
(2)
EUR refers to GeoResources’ management internal estimates of reserves potentially recoverable from successful drilling of wells and may change as more data becomes available as well as our actual results of drilling and production. See Additional Information on page 3.

Average Eagle Ford Daily Oil Production Rates
Avg. Daily Production Rate - Oil Only (Bbl/d)
600
500
400
300
200
100
-
359
414
521
359
367
499
339
332
422
328
302
402
10 Day Rate
30 Day Rate
45 Day Rate
60 Day Rate
Type Curve
First 3 Wells
Recent 6 Wells

NYSE: HK

Eagle Ford Project Improvements
First three well completions largely ineffective
Laterals 3200’-5900’ with 10-16 frac stages
40/70 white sand (embedment issues)
Slick water, linear gels and cross link frac fluids
Recent six wells
Targeting 5000’ laterals with 20 frac stages
20/40 and 30/50 resin coated and white sand
Cross link gel
All six still flowing up 5.5” frac string
Performing significantly above 325 Mboe type curve

NYSE: HK

2012 Pro Forma D&C, Seismic and Infrastructure Estimate
Note: Capital budget subject to revision; property and leasehold acquisitions not budgeted.
By Category By Area
Drilling and Completions 78%
Seismic 9%
Infrastructure 13%
Total ~$620 MM
Utica/Point Pleasant 9%
Woodbine 8%
Wilcox 8%
Mississippi Lime 9%
Bakken 17%
Eagle Ford 16%
Austin Chalk 1%
Exploratory Liquids Plays 11%
Infrastructure 13%
Other 8%
Total ~$620 MM

NYSE: HK

2012 Operating and Financial Guidance Summary
Note: Pro forma combined guidance under review; guidance is forward-looking information that is subject to a number of risks and uncertainties, many of which are beyond the Company’s control.
HK
GEOI
Production
Total (Boe/d) 6,161- 6,270 7,300 – 8,300
Percent Oil & NGLs 70% 65-70%
Operating costs and expenses ($ per Boe) UNDER REVIEW

NYSE: HK

Building An Oil Company
(1) Percentage leased, optioned or under contract compared to midpoint of target acreage range.
Targeted Net Acres Progress First Spud
Targeted Areas
Utica / Point Pleasant 150,000 - 250,000 ~50% May
Woodbine 150,000 - 250,000 ~35% May
Wilcox 50,000 - 100,000 ~30% June
Mississippian Lime 50,000 - 100,000 ~60% April
Total Targeted Areas 400,000 - 700,000 ~42%
3 Exploratory Liquids
Rich Plays
225,000 - 375,000       Not  Disclosed
Play 1 25,000 - 75,000 May
Play 2 100,000 - 150,000 June
Play 3 100,000 - 150,000 June
(1)
-

NYSE: HK

Utica/Point Pleasant Overview
PA
OH
KY
NY
Utica/Point Pleasant
WV
MD
VA
Utica/Point Pleasant HK Target Acreage Area
Target Acreage: 150,000 – 250,000
Focus – volatile oil and liquids-rich
window
Access to cores, geochem and logs
3D seismic to optimize completions
and reduce costs
Wells could be as prolific as Eagle
Ford wells
Source: Industry research.

UTICA SHALE
POINT PLEASANT

Lake
Ashtabula
Crawford
Geauga
Trumbull
OHIO
PENNSYLVANIA
Venango
Mercer
A'
Portage
Mahoning
Lawrence
Butler
CHK-Mangun 8H
3.1 MMCFG/D
+ 1015 BBL/D
Rex- Cheeseman 1
9.1 MMCFG/D
Beaver
CHK- Shaw
768 BOPD
Jefferson
Hancock
Allegheny
A
CHK- Buell 8H
9.5 MMCFG/D
+ 1425 BBL/D
CHK-
NAC Gas Unit
11 MMCFG/D
W. VA
Brooke
Washington

NYSE: HK

Utica/Point Pleasant Thickness and Reservoir Quality Comparison
Source:  Citi and W.D. Von Gonten & Co.
Point Pleasant Thins as Utica Thickens and Reservoir Parameters Improve
- 100’
- 300’
- 200’
- 0’
N. Coast Energy
C. Shaney #1
Harrison Co.
(near Buell 8H Well)
Newstar Energy
Toalston #1
Carroll Co.
(near Mangun 8H Well)
D&M
Lark #1
Mercer Co.
24 miles 48 miles
A A’
Cross Section

NGL (gal/day)
Gas (Mcf/day)
Oil (bbl/day)
10000
10000
1000
1000
100
100
10
10
1000
100
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30

NYSE: HK

Utica/Point Pleasant Volatile Condensate Single Well Type Curve
Oil: EUR 150-250MBO
NGL: EUR 275-325MBNGL
Gas: EUR 4-5BCF
Play: Utica/Point Pleasant
Estimated Avg. Well Cost: $6.5-$7.5 MM
Estimated EUR: 1,250 MBoe
Target Acreage: 150,000-250,000 acres
Est. Spud-to-Production: 90 days
Rig Count Estimate: 2Q12: 1  2H12: 2
Wells Planned: 2012: 8-10
Note: Internal estimates based on third party data.  Company has not drilled in this play.  Individual well results will differ. EUR estimate based upon available data and may change as more data becomes available as well as our actual results of drilling and production.
See Additional Information on page 3.

NYSE: HK

Woodbine Overview
TX
Woodbine HK Target Acreage Area
Woodbine
Target Acreage: 150,000 – 250,000
Upper Cretaceous section ~40% silica
and clastics = deliverability
Regional studies indicate:
10%+ porosity
Current IP’s 3-4x higher vs. recent past
Geologically analogous to the Eagle
Ford in South Texas
Horizontal drilling and completion
techniques are a game changer
Premium pricing for oil, NGLs and gas
Source: Industry research.

NYSE: HK

Woodbine Hydrocarbon System

Deltaic depositional system
Woodbine sands charged with
Eagle Ford sourced oil
Multiple Woodbine sand lenses
6,500’- 11,500’ depth
Play 1: High porosity, high
storage capacity sands
Play 2: Downdip, permeability
trapped sands
Eagle Ford
Buda
Woodbine
Woodbine Isopach
Source: Internal research.

NGL (gal/day)
Gas (Mcf/day)
Oil (bbl/day)
1000
100
10
1
11
13
15
17
19
21
23
25
27
29
31

HALCÓN RESOURCES

Woodbine Single Well Type Curve
Oil: EUR 350-450MBO
NGL: EUR 25-35MBNGL
Gas: EUR 200-300MMCF
NYSE: HK
Play:
Woodbine
Estimated Avg. Well Cost: $5.5-$6.5 MM
Estimated EUR: 467 MBoe
Target Acreage: 150,000-250,000 acres
Est. Spud-to-Production:
60-90 days
Rig Count Estimate: 2Q12: 1  2H12: 2
Wells Planned:
2012: 10-15
Note: Internal estimates based on third party data.  Company has not drilled in this play.  Individual well results will differ. EUR estimate based upon available data and may change as more data becomes available as well as our actual results of drilling and production. See Additional Information on page 3.

NYSE: HK

Wilcox Overview
LA
Southwest LA Wilcox HK 3D Shoot in Progress
Source: Industry research.
Oil-prone reservoir with significant
associated gas and NGLs
Production rate limits and
commingling restrictions removed
from Louisiana regulations
3D seismic essential to success
100 sq. mile 3D shoot in progress
36 sq. miles of existing 3D to be merged
Responsive to multi-stage hydraulic
fracturing
Premium pricing
LSS & high BTU gas
Target Acreage: 50,000 – 100,000

NYSE: HK

Wilcox Log Section
Source: Industry research.
Eocene age tight sandstones
Target depths range from 8,500’-15,000’
Focus - Middle and Lower Wilcox
(11,000’-15,000’)
Structurally controlled hydrocarbon
accumulation
Vertical wells
Multi-stage fracs
Upper Wilcox
Middle Wilcox
Lower Wilcox
Bivens
N. Bivens
N. Bancroft
18.2 MMBO
6.4 BCFG
Bearhead Creek
S. Bearhead Creek
Fields
W. Gordon
7.7 MMBO
32 BCFG
Neal
Quicksand Creek
Bon Weir
29 MMBO
37 BCFG

NGL (gal/day)
Gas (Mcf/day)
Oil (bbl/day)
10000
1000
100
10
1000
100
10
1000
100
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30

HALCÓN RESOURCES

NYSE: HK

Wilcox Single Well Type Curve
Oil: EUR 150-250MBO
NGL: EUR 100-200MBNGL
Gas: EUR 1-2BCF
Play: Wilcox
Estimated Avg. Well Cost: $7.5-$8.5 MM
Estimated EUR: 510 MBoe
Target Acreage: 50,000-100,000 acres
Est. Spud-to-Production: 60-90 days
Rig Count Estimate: 2Q12: 1  2H12: 1
Wells Planned: 2012: 4-6
Note: Internal estimates based on third party data.  Company has not drilled in this play.  Individual well results will differ. EUR estimate based upon available data and may change as more data becomes available as well as our actual results of drilling and production. See Additional Information on page 3.

NYSE: HK

Mississippian Lime Overview
KS
OK
Mississippian Lime HK Acreage
Mississippian Lime
Target Acreage: 50,000 - 100,000
(1)
Initially developed using vertical wells
Carbonate reservoir (high permeability)
Predominately oil production
Shallow drilling depths (4,000’- 6,000’)
200’- 500’ gross thickness
Technology reinvigorating the play
Scalability and repeatability
Commercial results from offset
operators
Recent internal technical evaluation
reinforces enthusiasm for the play
Source: Industry research.
(1) HK currently holds a concession for 45,280 gross/net acres.

Correlation
Shale Volume
Depth
Resistivity
Porosity
Results
Saturation
Pay
Qual
GR
VsH
TVD
ResD(M2R9)
NEUT. POR
EFF. POR
SW
GROSS
GR1
MATRIX
BHF
ResM(M2R3)
DEN. POR
Hydrocarbon
NET
SPR(N/A)
SHALE
Rugose Hole
ResS(M2R1)
SONIC POR
Water
PAY
CALI(CALX)
Rwg
PEF
2000
2100
2200
2300
T/MSSP
B/CHAT
B/MSSP OR T/WOODFORD
T/ARBUCKLE

HALCÓN RESOURCES

Mississippian Lime Log Section
Chat
High porosity (20-30%)
High permeability
Associated with karsting
High fluid volumes
Dense limestone
High porosity tripolitic chert
lenses embedded within the
low porosity/permeability
dense
Horizontal wells with multi-
stage fracs connect high
porosity lenses
Source: W.D. Von Gonten & Co.
NYSE: HK

NGL (gal/day)
Gas (Mcf/day)
Oil (bbl/day)
1000
100
10
1
11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30

HALCÓN RESOURCES

NYSE: HK

Mississippian Lime Single Well Type Curve
Oil: EUR 100-150MBO
NGL: EUR 20-30MBNGL
Gas: EUR 300-350MMCF
Play: Mississippian Lime
Estimated Avg. Well Cost: $2.5-$3.5 MM
Estimated EUR 175 MBoe
Target Acreage: 50,000-100,000 acres
Est. Spud-to-Production: 60-90 days
Rig Count Estimate: 2Q12: 1  2H12: 2
Wells Planned: 2012: 8-10
Note: Internal estimates based on third party data.  Company has not drilled in this play.  Individual well results will differ. EUR estimate based upon available data and may change as more data becomes available as well as our actual results of drilling and production. See Additional Information on page 3.

NYSE: HK
Exploratory Liquids Rich Plays - undisclosed
Targeting 225,000 – 375,000 acres in aggregate
Two unconventional plays (100,000 – 150,000 acres each)
One conventional play (25,000 – 75,000 acres)
Will drill in all three plays in 2012
8-12 wells
Oil and liquids-rich targets
Prospect identification driven by technical analysis and experience
Due to competitive concerns, not disclosing details at this time

NYSE: HK
Investment Highlights
Proven Management Team With Significant Ownership Stake
Proven Management Team With Significant Ownership Stake
Technical Bias With Extensive Resource Play Experience
Technical Bias With Extensive Resource Play Experience
Attractive Liquids-Rich Asset Portfolio With Compelling Economics
Attractive Liquids-Rich Asset Portfolio With Compelling Economics
Positioned For Significant Near-Term Reserve And Production Growth
Positioned For Significant Near-Term Reserve And Production Growth
Excellent Track Record For Managing Cash Margin –
Excellent Track Record For Managing Cash Margin –
The “Best Hedge”
The “Best Hedge”
Solid Balance Sheet And Liquidity To Fund Growth
Solid Balance Sheet And Liquidity To Fund Growth

NYSE: HK
“Oily” (69% Liquids)
Strong growth profile (+25% in 2012)
Adds two established liquids rich resource plays
Austin Chalk potential
Solid production base
Immediately accretive
New HK shareholders

HK to Acquire GEOI

Appendix

NYSE: HK

Pro Forma Production and Reserves (69% Liquids)
2011 Average Net
Daily Production
Proved Reserves
(1)
Boe/d
Full Year 4Q
Oil
MBbls
Gas
MMcf
NGL
MBbls
Equiv.
Mboe
%
Oil/NGLs % PD
% Total
Reserves
PV10
(1)
($MM)
% Total
PV10
Resource Style
Bakken 1,560 1,998 6,264 3,040 273 7,044 93% 59% 13% $183.9 18%
Eagle Ford 106 176 890 349 69 1,017 94% 17% 2% $16.4 2%
Austin Chalk 2,412 2,581 1,279 34,987 1,293 8,403 31% 68% 16% $99.0 9%
4,078 4,755 8,433 38,376 1,635 16,464 61% 61% 31% $299.3 29%
Conventional
Electra/Burkburnett 1,329 1,325 5,889 - 328 6,217 100% 65% 12% $151.5 15%
Fitts-Allen 826 822 4,916 1,437 79 5,235 95% 74% 10% $129.4 12%
South Texas 865 732 317 21,246 1,280 5,139 31% 42% 10% $48.3 5%
South Lousiana 1,146 1,235 3,725 14,499 - 6,141 61% 70% 12% $142.0 14%
Permian 322 322 1,205 2,087 44 1,597 78% 72% 3% $46.3 4%
Other 1,793 1,879 8,166 20,852 365 12,007 71% 85% 23% $228.0 22%
6,282 6,315 24,219 60,121 2,096 36,335 72% 71% 69% $745.5 71%
Total 10,360 11,070 32,652 98,497 3,731 52,799 69% 68% 100% $1,044.9 100%
% Increase vs. HK Stand-Alone 151% 171% 164% 146% 86% 151% 1% 6% 167%
(1) Estimated proved reserves and PV10 at 12.31.11 using SEC pricing including GeoResources’ management estimates of 12.31.11 proved reserves and PV10 associated with Brookeland field acquisition using SEC pricing.
Note: Production figures are pro forma to include GeoResources’ Brookeland field acquisition; proved reserve and PV10 figures exclude approximately 1.2 MMBoe (96% gas) of proved reserves and $11 MM of PV10 associated with GP interest in partnerships with GE.

NYSE: HK

Pro Forma Derivative Summary
*Weighted averaged price
FY 2012 FY 2013 FY 2014
OIL OIL OIL
Volume
(Bbls)
Ceiling /
Swap Price*
Floor
Purchased*
Floor
Sold*
Volume
(Bbls)
Ceiling / Swap
Price*
Floor
Purchased*
Floor
Sold*
Volume
(Bbls)
Ceiling /
Swap Price*
Floor
Purchased*
Floor
Sold*
Three-Way Collars 400,500 $104.89 $87.11 $70.00 251,075 $100.60 $95.18 $70.00 280,500 $99.59 $95.00 $70.00
Collars 419,300 $105.85 $84.42 350,875 $100.04 $95.00 - - - -
Swaps 660,000 $98.62 - - 360,000 $102.18 - - - - - -
Puts - - - - - - - - - - - -
GAS GAS GAS
Volume
(MMBtu)
Ceiling /
Swap Price*
Floor
Purchased*
Floor
Sold*
Volume
(MMBtu)
Ceiling / Swap
Price*
Floor
Purchased*
Floor
Sold*
Volume
(MMBtu)
Ceiling /
Swap Price*
Floor
Purchased*
Floor
Sold*
Three-Way Collars - - - - - - - - - - - -
Collars 915,000 $6.00 $4.00 - - - - - - - - -
Swaps 1,720,000 $5.15 - - 465,000 $4.18 - - - - - -
Puts 609,700 - $4.35 - - - - - - - - -
Total (Boe) 1,918,967 1,039,450 280,500
Total (Boe/d) 5,243 2,848 768

NYSE: HK
$550 Million Recap
(1)
Halcón/RAM Transaction Summary

Ticker change to HK
(effective 2.9.12)
Reverse stock split (1:3)
(effective 2.10.12)
New credit facility with
undrawn borrowing base of
$225 million
$275 million common equity
$275 million convertible note
36.7 million warrants
Why RAM Energy Resources?
Solid platform
Concentrated ownership
Oil levered
Simple balance sheet
Attractive valuation
New Senior
Management
and Board
Stock Listing
Modifications
(1) Common equity issued at $3.75 per share; convertible note yields 8% with a 5 year term and is convertible at $4.50 per share after
February 8, 2014; warrants exercisable at $4.50 per share; Investor group partnering with Halcón management includes EnCap Investments L.P.,
Liberty Energy Holdings LLC, and Mansefeldt Investment Corp.

Contact: Scott Zuehlke, Director of Investor Relations 1000 Louisiana St., Suite 6700, Houston, TX 77002 832-538-0314 szuehlke@halconresources.com www.halconresources.com